UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 26, 2020
_____________________________________________________________________________________
Energizer Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Missouri	1-36837	36-4802442
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
533 Maryville University Drive
St. Louis, Missouri 63141
(Address of principal executive offices)
Registrant’s telephone number, including area code: (314) 985-2000
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	ENR	New York Stock Exchange
Series A Mandatory Convertible Preferred Stock, par value $.01 per share	ENR PRA	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Gregory T. Kinder, Chief Supply Chain Officer, notified the Company of his intention to retire from the Company. In connection with Mr. Kinder’s announcement of his intention to retire, Mr. Kinder and Energizer Brands, LLC entered into a Transitional Retirement Agreement (“Retirement Agreement”) to facilitate a smooth transition. Effective February 26, 2020, Mr. Kinder will no longer serve as Chief Supply Chain Officer. Mr. Kinder has agreed to continue to serve in a transitional role until April 30, 2020 or an earlier date determined in accordance with the terms of the Retirement Agreement (the “Retirement Date”).
The Retirement Agreement, which is subject to standard revocation time periods, provides for certain modified compensation and benefits to Mr. Kinder in lieu of those that would have otherwise been payable under the Company’s executive severance plan. Pursuant to the terms of the Retirement Agreement, all of Mr. Kinder’s unvested time-based restricted stock equivalents (“RSEs”) will remain outstanding and will vest according to their original vesting dates. Likewise, all of Mr. Kinder’s unvested performance-linked RSEs will remain outstanding and will vest on a pro-rata basis according to the Company’s financial results for applicable periods and subject to certain additional conditions. In addition, Mr. Kinder will be eligible to receive a transitional cash bonus equivalent to a pro rata portion of the annual bonus payable under the Executive Officer Bonus Plan for fiscal year 2020. The Retirement Agreement contains customary confidentiality, cooperation, non-competition, non-solicitation and non-disparagement provisions as well as a mutual release of claims between the Company and Mr. Kinder.
The foregoing compensatory arrangement is qualified in its entirety by the Retirement Transition Agreement, dated February 26, 2020, between Energizer Brands LLC and Gregory T. Kinder, which is attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Transitional Retirement Agreement, dated February 26, 2020, between Energizer Brands, LLC and Gregory T. Kinder.
101	Pursuant to Rule 406 of Regulation S-T, the cover page information is formatted in iXBRL (Inline eXtensible Business Reporting Language).
104	Cover Page Interactive Data File (formatted in iXBRL in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGIZER HOLDINGS, INC.

By: /s/ Timothy W. Gorman
Timothy W. Gorman
Executive Vice President and Chief Financial Officer

Dated:    February 26, 2020